EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



              We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of TyCom Ltd. of our report dated July 24, 2000 relating to the financial statements of TyCom Ltd., which appears in the Registration Statement on Amendment No. 6 to Form S-1 (No. 333-32134) dated July 26, 2000.



                                                 /s/ PRICEWATERHOUSECOOPERS


Hamilton, Bermuda
August 3, 2000